UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Confidential, for use of the

    Commission only (as permitted by

    Rule 14a-6(e)(2)).

[ X ] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Section 240.14a-12

S3 INVESTMENT COMPANY, INC.

______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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 (2) Aggregate number of securities to which transaction applies:

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 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF S3 INVESTMENT COMPANY, INC.

TO BE HELD ON JULY 13, 2006 AT 1:00 P.M.

The Annual Meeting of Stockholders (the "Meeting") of S3 INVESTMENT COMPANY, INC, a California Corporation (the "Company"), will be held at the Company’s corporate offices at 43180 Business Park Dr, Suite 202, Temecula, California 92590 on July 13, 2006, at 1:00 P.M., local time, to consider - and vote on the following proposals:

PURPOSE OF MEETING

1)  To consider and vote upon a proposal to amend the Company's Articles of Incorporation:

a. To authorize ten billion shares of capital stock of the Company, of which 9,900,000,000 shares will relate to common stock and 100 million shares will relate to preferred stock, subject to further designation by the Board of Directors of the Company; and

2) To elect to the Board of Directors three (3) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal; and

3) To ratify the appointment of Chisholm, Bierwolf & Nilson as the Company’s independent public accountants for the fiscal year ending June 30, 2006; and

4) To ratify the appointment of Parson Law Firm as the Company’s general counsel; and

5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 7, 2006 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO TRANSFER ONLINE AT 317 SW ALDER, 2ND FLOOR, PORTLAND, OREGON, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A STAMPED RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

S3 INVESTMENT COMPANY, INC.

By: /s/ JAMES BICKEL JAMES BICKEL Chief Executive Officer Temecula, California Dated: June 5, 2006

S3 INVESTMENT COMPANY, INC.

A California Corporation

43180 Business Park Dr., Suite 202

Temecula, CA 92590

(951)587-3618

PROXY STATEMENT

This proxy statement is furnished to the stockholders of S3 Investment Company, Inc, a California corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at the Company’s corporate offices at 43180 Business Park Dr, Suite 202, Temecula, California 92590 on July 13, 2006, at 1:00 p.m., local time.

The Meeting will be held to consider and vote on the following proposals:

1)  To consider and vote upon a proposal to amend the Company's Articles of Incorporation:

a. To authorize ten billion shares of capital stock of the Company, of which 9,900,000,000 shares will relate to Common stock and 100 million shares will relate to preferred stock, subject to further designation by the Board of Directors of the Company; and

2) To elect to the Board of Directors three (3) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal; and

3) To ratify the appointment of Chisholm, Bierwolf & Nilson as the Company’s independent public accountants for the fiscal year ending June 30, 2006; and

4) To ratify the appointment of Parsons Law Firm as the Company’s general counsel; and

5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

The list of all stockholders of record on June 7, 2006, will be available at the Meeting and at the Company’s corporate offices at 43180 Business Park Dr, Suite 202, Temecula, California 92590 on July 13, 2006, (951) 587-3618.

INCORPORATION BY REFERENCE

S3 Investment Company, Inc., a California corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, filed reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. Please call the Commission at (202) 942-8090 for further information. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

The Company's Annual Report on Form 10-K for the year ended June 30, 2005 filed on October 14, 2005, is incorporated by reference in this Proxy Statement.

Upon written request, the Company will provide, without charge a copy of its Annual Report on Form 10-K, for the year ended June 30, 2005, to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on June 7, 2006.

Requests should be addressed to the Company, to the attention of S3 Investment Company, Inc., 43180 Business Park Dr., Suite 202, Temecula CA 92590, (951) 587-3618.

INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

Only stockholders of record at the close of business on June 7, 2006 are entitled to vote at the Meeting. The Company's Common Stock and Series C Preferred Stock are its only classes of voting securities. As of June 7, 2006, the Company has issued and outstanding 2,000,000,000 shares of Common Stock and 1,000,000 shares of Series C Preferred Stock of record.

REVOCABILITY OF PROXIES

A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon.

IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERTY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE.

No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of common stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The presence (in person or by proxy) at the annual meeting of the holders of a number of shares of our common stock representing more than 1,500,000,000 votes (in excess of one-half of the number of votes eligible to be voted at the annual meeting) will constitute a quorum for transacting business.  In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

This Proxy Statement and the form of proxy were just mailed to stockholders on or about June 9, 2006.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending June 30, 2006, must be received by the Company no later than September 30, 2006, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company hereby noticed, or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors.  James Bickel, the Company’s chief executive officer is the father of Chris Bickel, the Company’s chairman of the board of directors.  There are no other family relationships between any directors or executive officers of the Company.

The following sets forth certain biographical information concerning the following persons, whom have been nominated by the Board of Directors to be directors of the Company:

Chris Bickel, Chairman of Board - Mr. Bickel has over 20 years in International Operations and Sales and Marketing management positions with both public and private companies, with significant experience in the production and distribution of a wide range of products, markets and technology in most of the industrial and commercial markets around the world. While working at FTSE-listed and NASDAQ-listed companies, Mr. Bickel held a wide range of positions in sales, marketing and operations management. During his tenure as Director of Sales and Marketing for a semiconductor detector manufacturing company, the customer base was converted from Research and Development institutions to an Original Equipment Manufacturer (OEM) clientele that included GE, Toshiba, Philips, Hitachi, and Siemens.  While President of a privately-held Japanese company, Mr. Bickel set up direct offices and employees in the USA and Europe while managing the regulatory approvals process and set up distribution throughout the world and managed dozens of pre-approval clinical trials and clinical tests in hospitals in the USA, Europe and Asia. Mr. Bickel is currently President of SINO UJE Ltd. a non-stocking distributor that sells and services western designed and manufactured high-tech products to markets in China.

Gary Nerison, Independent Director – Mr. Nerison is an experienced entrepreneur in commercial real estate and loan brokerage companies. With his rich business commercial real estate background, over the last 36 years, Mr. Nerison has initiated and led to growth several commercial real estate and loan brokerage companies. In 1998, he founded a loan brokerage firm placing venture loans for new business, which he still currently manages.  Since 2002, he has been the Co-founder and President of World Health and Education Foundation, a charitable organization.  Mr. Nerison attended Augustana College in Sioux Falls, South Dakota with Major in Economics.  Mr. Nerison also serves on the Board of Directors of S3 Investment Company, Inc.

Douglas Perkins, Independent Director - Mr. Perkins is an experienced manager and entrepreneur, with a strong background in franchise licensing. Mr. Perkins is currently the Franchise Licensing Director for Fantastic Sams Northern California Region, with total responsibility for franchise sales in the 21 Central Western Coastal Counties of California, a position held since 2004. Mr. Perkins is also Co-Founder of a start-up company, Strokes Golf International, from 2000-2004 he was involved with franchise law, regulations, sales, marketing and business development. From 1991-2000 he was Director of Franchise Licensing for Uniglobe Travel, an International company with 1300 locations and 1 billion dollars in sales. During his tenure, Mr. Perkins also oversaw the operations and administrative departments, which dealt with travel agencies as large as $25,000,000 in annual travel sales. Mr. Perkins has an extensive background in the travel business and understands the operations and distribution system. In 1999 he was promoted to National Director Franchise Sales for Uniglobe Travel (USA) LLC, with 900+ travel agency locations. That same year, Mr. Perkins was presented The Lifetime Achievement Award, an honor no other person has received for franchise sales in Uniglobe Travel since its inception in 1980.

COMMITTEES

Each member of the Board of Directors other than Chris Bickel, Chairman, also serves on the Audit Committee of the Board of Directors. The Audit Committee recommends the engagement of the Company's independent accountants. In addition, the Audit Committee reviews comments made by the independent accountants with respect to internal controls and considers any corrective action to be taken by management; reviews internal accounting procedures and controls within the Company's financial and accounting staff; and reviews the need for any non-audit services to be provided by the independent accounts. The Audit Committee operates under a written charter.

The Company does not have any employment contracts with its officers. The Company does not have a compensation committee or a nominating committee because of the Company's size, revenues and number of employees.

For the year ended June 30, 2005, the Company used Chisholm, Bierwolf & Nilson (“Chisholm”) as independent auditors. The auditor’s reports on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, Chisholm's opinion in its report on the Company's financial statements for last two years ended June 30, 2005 and 2004 included an explanatory paragraph which expressed substantial doubt with respect to the Company's ability to continue as a going concern.

Further, there have not been any disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm, would have caused them to make reference to the subject matter of the disagreement in connection with their audit report.

This report is submitted by the Audit Committee of the Board, which reviews with the independent auditors and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Company's annual financial statements and the results of the reviews of the quarterly financial statements for each of the first three quarters in the fiscal year with the independent auditors, and periodically reviews the Company's accounting policies and internal accounting and financial controls for the fiscal year ended June 30, 2005.

The Audit Committee has reviewed the audited balance sheets of the Company as of June 30, 2005 and 2004 and the audited statements of operations, investments, stockholders' equity and cash flows for each of the two years ended June 30, 2005, and has discussed them with both management and Chisholm. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Chisholm that firms' independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005 filed with the Securities and Exchange Commission on October 14, 2005.

Respectfully submitted by the Audit Committee the 5th day of May 2006:

Gary Nerison

Douglas Perkins

EXECUTIVE COMPENSATION

  SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation for services in all capacities for the year ended June 30, 2005 paid to Chris Bickel, Kenneth Wiedrich and Brad Smith.  Effective September 11, 2004, Wayne Yamamoto voluntarily resigned as chief executive officer and Chris Bickel was appointed chief executive officer. Effective October 1, 2004, Kenneth Wiedrich was appointed Secretary and Chief Financial Officer. Effective January 11, 2005, Brad Smith was appointed Executive Vice President.  No other executive officers received compensation exceeding $100,000 during the year ended June 30, 2005.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
					Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options	All Other Compensation

Chris Bickel* Chief Executive Officer	2005	$135,000	$-0-	$-0-	--	--	--
Brad Smith** Executive Vice President	2005	$40,000	$-0-	$-0-	--	--	--
Ken Wiedrich Secretary and Chief Financial Officer	2005	$-0-	$-0-	$-0-	--	--	--

*Resigned as Chief Executive Officer on January 26, 2006, he remains Chairman of the Board of Directors.

**Resigned December 1, 2005.

OPTION/SAR GRANTS

No stock options were granted to the Company's executive officers, nor were any options exercised during the year ended June 30, 2005.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

The Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company, a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

AUDIT COMMITTEE

The Board's Audit Committee consists of Gary Nerison and Douglas Perkins.

COMPENSATION OF DIRECTORS

The Company currently compensates its independent Directors at the rate of $1,000.00 per month.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's common stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. As of the date of this Proxy Statement, the Company believes that all reports which needed to be filed have been filed in a timely manner for the year ended June 30, 2005.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of May 22, 2006 the beneficial ownership of the Company's common stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding common stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares.

Name and Address(1)	Number of Shares Beneficially Owned	Class	Percentage of Class
James Bickel (2) CEO and President	-0- 6,655,000 1,000,000	Common Series B Preferred (3) Series C Preferred (4)	* 55% 100%
Kenneth Wiedrich CFO and Secretary	-0- -0-	Common Series B Preferred	* *
Chris Bickel (2) Chairman	3,817,000 2,000,000	Common Series B Preferred	* 17%
Gary Nerison Director	-0- -0-	Common Series B Preferred	* *
Douglas Perkins Director	-0- -0-	Common Series B Preferred	* *
All directors and executive officers (5 persons)	3,817,000 8,655,000 1,000,000	Common Series B Preferred Series C Preferred	* 72% 100%
*Denotes less than 1%

1)

Unless noted otherwise, the address for all persons listed is c/o the Company at 43180 Business Park Drive, Suite 202, Temecula, CA 92590.

2)

James Bickel is the father of Chris Bickel.  There are no other family relationships between any directors or executive officers of the Company.

3)

The Company has fifteen million (15,000,000) shares of Series B Preferred Stock designated.  The voting rights of the Series B Preferred Stock are limited in that the Series B Preferred Stock is not entitled to vote on matters presented to the common stock shareholders for approval.  In lieu of voting rights, the Holders of the Series B Preferred Stock are entitled to elect two (2) persons to the Company’s Board of Directors. As of the Record Date, there were 12,000,000 shares of Series B outstanding.

4)

The Company has one million (1,000,000) shares of Series C Preferred Stock designated, with each share of Series C being entitled to the voting equivalent of 1,000 shares of common stock. As of the Record Date, there were 1,000,000 shares of Series C outstanding.

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 2,000,000,000 shares of common stock, 12,000,000 shares of Series B preferred stock and 1,000,000 shares of Series C preferred stock outstanding as of May 22, 2006.

The number of shares and percentages of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individuals has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

MATTERS FOR CONSIDERATION BY STOCKHOLDERS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below. A copy of the Articles of Incorporation, as amended to reflect the changes contemplated by the proposal, is attached to this Information Statement as Exhibit A.

PROPOSAL 1. AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to increase the number of authorized shares of capital stock to ten billion, 9,900,000,000 of which will relate to common stock and 100 million of which will relate to preferred stock. The Board of Directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of common stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of common stock or preferred stock.

Effect: The issuance by the Company of any additional shares of common stock would dilute both the equity interests and the earnings per share of existing holders of the common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. The newly authorized preferred stock will have voting and other rights as determined by the Board of Directors.

No Dissenters' Rights: The holders of the Company's common stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE INCREASE IN AUTHORIZED SHARES

PROPOSAL 2. ELECTION OF DIRECTORS.

Three (3) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. James Bickel, the Company’s chief executive officer is the father of Chris Bickel, the Company’s chairman of the board of directors.  There are no other family relationships between any directors or executive officers of the Company.  In the absence of instructions to the contrary, shares of common stock represented by properly executed proxies will be voted for the three (3) nominees listed herein below, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board of Directors met or adopted actions by unanimous written consent approximately nine (9) times during the year ended June 30, 2005.

The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director.

The affirmative vote of a majority of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AS DIRECTOR

The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Biographies of all such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

Chris Bickel

Gary Nerison (Independent)

Douglas Perkins (Independent)

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT.

The Board of Directors of the Company has appointed the accounting firm of Chisholm, Bierwolf & Nilson as independent certified public accountants for the Company for the year ending June 30, 2006, subject to stockholder approval. The Company has been advised that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

(a) Audit Fees: For the fiscal year ended June 30, 2005, Chisholm, Bierwolf & Nilson billed the Company $14,000 for the audit of the Company's annual financial statements for the year then ended and for pre-filing reviews for all Form(s) 10-Q for that fiscal year.

(b) Audit-Related Fees: NONE

(c) Tax Fees: NONE

(d) All Other Fees: NONE

(e) A representative of Chisholm, Bierwolf and Nilson is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of independent public accountants for the Company, the Board of Directors will review its selection.

Approval of the appointment of Chisholm, Bierwolf & Nilson, independent certified public accountants for the Company for the year ending June 30, 2006, requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2006.

The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF GENERAL COUNSEL.

The Board of Directors of the Company has appointed Parsons Law Firm as general counsel for the Company until the Company’s next annual meeting, subject to stockholder approval. The Company has been advised that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

Approval of the appointment of Parsons Law Firm, general counsel for the Company, requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S GENERAL COUNSEL.

By Order of the Board of Directors of

S3 INVESTMENT COMPANY, INC.

By: /s/ James Bickel James Bickel Chief Executive Officer Temecula, California Dated: June 5, 2006

REVOCABLE PROXY

S3 INVESTMENT COMPANY, INC.

Proxy for the Annual Meeting of Stockholders

To be held July 13, 2006

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James Bickel, proxy, with full power of substitution, to vote all shares of stock of S3 Investment Company, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, July 13, 2006, at 1:00 p.m., local time, at the Company's offices located at 43180 Business Park Dr., Suite 202, Temecula, CA 92590, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof, and upon which the persons named as attorneys in the proxies may exercise discretion under applicable law.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 4.

1.  Proposal to authorize ten billion shares of capital stock of the Company, of which 4,900,000,000 shares will relate to common stock and 100 million shares will relate to preferred stock, subject to further designation by the Board of Directors of the Company:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2. Proposal to elect three (3) members to the Board of Directors for the specified term or until his successor is elected and qualified:

	FOR	AGAINST	ABSTAIN
Chris Bickel	[ ]	[ ]	[ ]
	FOR	AGAINST	ABSTAIN
Gary Nerison	[ ]	[ ]	[ ]
	FOR	AGAINST	ABSTAIN
Douglas Perkins	[ ]	[ ]	[ ]

3. Proposal to ratify the appointment of independent public accountants for the Company for the year ending June 30, 2005.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4. Proposal to ratify the appointment of Parsons Law Firm as legal counsel.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

Signature ____________________________________________

Name _______________________________________________

Number of voting shares _______________________________

Date __________________________

[ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

__________________________________________________

__________________________________________________

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EXHIBIT A

AMENDMENT TO THE ARTICLES OF INCORPORATION OF

S3 INVESTMENT COMPANY, INC.

The amendment to the Company's Articles of Incorporation shall be filed with the California Secretary of State so that the Article I of the Articles of Incorporation shall be amended to read, in part, as follows:

"The total number of shares of stock which the Corporation shall have authority to issue is 10,000,000,000 which shall consist of 9,900,000,000 shares of common stock, $.001 par value per share (the "common stock"), and 100,000,000 shares of preferred stock, $.001 par value per share (the "preferred stock")…...